UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period:	October 1, 2016 — March 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Tax Exempt Income Fund

**Semiannual report**
**3 | 31 | 17**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**CLASS A**
**PTAEX**

Putnam
Tax Exempt
Income Fund

Semiannual report
3 | 31 | 17

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax-exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

May 11, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

Municipal bonds can play
a key role in a tax-smart
investment plan

Municipal bonds finance important public projects, such as schools, roads, and hospitals. Because the income from municipal bonds is generally exempt from federal income tax, these bonds can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Putnam Tax Exempt Income Fund takes an active investment approach

Municipal bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees. The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

2 Tax Exempt Income Fund

Tax benefits can make municipal bond income even more attractive

Source: Putnam, as of 3/31/17. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable-equivalent yield and annual after-tax income are based on a 43.40% federal income tax rate. This rate reflects the American Taxpayer Relief Act of 2012 and includes the 3.80% Medicare surtax.

Defaults in the municipal bond market have been a relative rarity

Source: Moody’s, U.S. Municipal Bond Defaults and Recoveries, 1970–2015 (May 2016). Most recent data available.

Tax Exempt Income Fund 3

Performance history as of 3/31/17

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/17. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

4 Tax Exempt Income Fund

Paul, how was the market environment for municipal bonds during the reporting period?

Weaker supply/demand dynamics, higher interest rates, and President Trump’s pro-growth agenda weighed on the performance of municipal bonds, despite a rally in the second half of the period. From October to December, municipal bond prices fell and their yields moved higher in response to slowing demand and record new-issue supply. The spike in issuance was due in part to the decision by many issuers to move their municipal bond offerings ahead of the U.S. presidential election and a potential year-end interest-rate hike by the Federal Reserve, which occurred on December 14. As a result, 2016 proved to be a record-setting year for municipal bond issuance.

On the demand side, mutual fund outflows, a measure of investor demand, increased following the presidential election. This was notable as fund flows were strongly positive for most of 2016. As investors moved into a more optimistic “risk on” posture, they transferred assets into more economically sensitive investments or higher-risk assets, such as

Tax Exempt Income Fund 5

Top 10 state allocations are shown as a percentage of the fund’s net assets as of 3/31/17. Investments in Puerto Rico represented 0.0% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/17. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Tax Exempt Income Fund

stocks. In our view, municipal bonds appeared to be pricing in President Trump’s economic stimulus agenda, which many economists believe could lead to improved growth, higher deficits, and possibly an uptick in inflation. We believe the uncertainty around U.S. income tax policy changes for individuals and corporations was an additional headwind for the asset class post-election.

From January to March 2017, investor sentiment improved, especially for higher-yielding municipal bonds. The pace of new issuance was generally light, and demand slightly outpaced supply — contributing to rising prices and a narrowing of credit spreads between BBB-rated and AAA-rated bonds. [Credit spreads reflect the difference in yield between higher- and lower-quality municipal bonds.] Viewed in a longer-term context, the tighter spreads seemed relatively fair to us, especially considering that defaults among municipal issuers remained low and isolated.

With an unemployment rate below 5%, consumer and business confidence rising, and the U.S. economic backdrop improving, the Fed announced another interest-rate hike on March 15, 2017. In its assessment of inflation, the Fed was attuned to the pace of growth outside the United States and how it may shape future policy decisions. However, while global growth has improved, foreign central bankers appear committed to more-accommodative monetary policies that allow their recoveries more room to run at this time, in our view.

For the six months ended March 31, 2017, the Bloomberg Barclays Municipal Bond Index, the fund’s benchmark index, declined 2.10%, underperforming the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, which returned 0.19%. Municipal bonds with longer maturities underperformed those with shorter maturities.

How did the fund perform?

For the six months ended March 31, 2017, the fund underperformed its benchmark index but outperformed its Lipper peer group average.

What was your investment approach in this environment?

Given the market backdrop, many of our investment themes remained in place. The fund’s duration positioning, or interest-rate sensitivity, remained slightly below the median of the Lipper peer group. We maintained overweight exposure, relative to the benchmark index, to municipal bonds rated BBB, and we placed a greater focus on higher-education, essential service utilities, and continuing-care retirement community bonds relative to the Lipper group. Also, we maintained an underweight position in Puerto Rico-based issuers relative to the fund’s Lipper peers.

At period-end, we maintained a slightly lower duration position and a somewhat higher cash allocation to help insulate the portfolio from any market pressure from future Fed rate hikes.

What is your current assessment of the potential for tax reform, and how might you steer the fund given that possibility?

Tax reform is one of the main policy agenda items for the new administration. President Trump is seeking to lower overall individual tax rates as well as corporate tax rates, but final details are pending. And, as one of my colleagues mentioned, details matter in legislation. We have not seen any major tax reform in over 30 years, and we believe it will continue to be difficult to achieve today given the competing demands on the current administration.

In sum, we believe it is too early to boldly position the fund in anticipation of tax reform. That said, we are taking some limited steps to protect the fund by focusing a little more on municipal bonds with 20-year maturities versus the 30-year maturities. We continue to closely

Tax Exempt Income Fund 7

monitor tax policy developments in Washington to see if tax reform materializes, and how it may shape the outlook for municipal bonds.

What are your thoughts about Fed policy in 2017?

We anticipate a continuation of slow, steady improvement in U.S. and global economic growth in the year ahead. The global growth environment continues to be positive, in our view, and we are encouraged by the breadth of the growth. At present, the market appears to be pricing in one to two more additional Fed tightenings this year, which we believe is plausible given current market conditions.

The market also appears to be focused on how much fiscal stimulus might come from the new administration, and how those initiatives will affect the pulse of the U.S. economy. Should additional stimulus augment U.S. growth, we believe the Fed might be inclined to tighten a little faster, or, conversely, tighten more slowly if fiscal policy proves less stimulative.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (12/31/76)
Before sales charge	6.40%	47.45%	3.96%	16.56%	3.11%	10.76%	3.47%	0.14%	–2.36%

After sales charge	6.29	41.55	3.54	11.89	2.27	6.33	2.07	–3.87	–6.27

Class B (1/4/93)
Before CDSC	6.22	40.56	3.46	12.78	2.43	8.67	2.81	–0.50	–2.67

After CDSC	6.22	40.56	3.46	10.86	2.08	5.70	1.87	–5.33	–7.46

Class C (7/26/99)
Before CDSC	5.54	36.25	3.14	12.03	2.30	8.16	2.65	–0.65	–2.74

After CDSC	5.54	36.25	3.14	12.03	2.30	8.16	2.65	–1.61	–3.70

Class M (2/16/95)
Before sales charge	6.00	43.38	3.67	14.86	2.81	9.78	3.16	–0.15	–2.49

After sales charge	5.91	38.72	3.33	11.12	2.13	6.21	2.03	–3.39	–5.66

Class Y (1/2/08)
Net asset value	6.46	50.71	4.19	17.79	3.33	11.46	3.68	0.36	–2.25

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Tax Exempt Income Fund 9

Comparative index returns For periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg Barclays
Municipal Bond Index	—†	52.74%	4.33%	17.31%	3.24%	11.03%	3.55%	0.15%	–2.10%

Lipper General &
Insured Municipal
Debt Funds category	5.77%	43.50	3.65	17.14	3.20	10.76	3.46	–0.06	–2.49
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/17, there were 267, 263, 231, 207, 152, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the 6-month period ended 3/31/17

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income[1]	$0.159689		$0.132708	$0.126230	$0.147561		$0.168924

Capital gains[2]	—		—	—	—		—

Total	$0.159689		$0.132708	$0.126230	$0.147561		$0.168924

	Before	After			Before	After
	sales	sales	Net asset	Net asset	sales	sales	Net asset
Share value	charge	charge	value	value	charge	charge	value

9/30/16	$8.86	$9.23	$8.86	$8.88	$8.89	$9.19	$8.88

3/31/17	8.49	8.84	8.49	8.51	8.52	8.81	8.51

	Before				Before
Current rate	sales	After sales	Net asset	Net asset	sales	After sales	Net asset
(end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate[3]	3.24%	3.11%	2.61%	2.45%	2.95%	2.85%	3.45%

Taxable equivalent[4]	5.72	5.49	4.61	4.33	5.21	5.04	6.10

Current 30-day
SEC yield[5]	N/A	2.07	1.53	1.38	N/A	1.81	2.37

Taxable equivalent[4]	N/A	3.66	2.70	2.44	N/A	3.20	4.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 43.40% federal tax rate for 2017. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/16	0.77%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month
period ended 3/31/17*	0.80%	1.43%	1.58%	1.08%	0.58%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes .03% from annualizing the one-time merger related costs.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/16 to 3/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$3.94	$7.04	$7.77	$5.32	$2.86

Ending value (after expenses)	$976.40	$973.30	$972.60	$975.10	$977.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/17, use the following calculation method. To find the value of your investment on 10/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000 *†	$4.03	$7.19	$7.95	$5.44	$2.92

Ending value (after expenses)	$1,020.94	$1,017.80	$1,017.05	$1,019.55	$1,022.04

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to

Tax Exempt Income Fund 13

other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2017, Putnam employees had approximately $486,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Income Fund 15

The fund’s portfolio 3/31/17 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
interest rate or yield at the close of the reporting period
AGC Assured Guaranty Corp.
G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation
GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized

BAM Build America Mutual	NATL National Public Finance Guarantee Corp.

COP Certificates of Participation	PSFG Permanent School Fund Guaranteed

FCS Farm Credit System	U.S. Govt. Coll. U.S. Government Collateralized

FGIC Financial Guaranty Insurance Company	VRDN Variable Rate Demand Notes, which are floating-
rate securities with long-term maturities that carry
FHL Banks Coll. Federal Home Loan Banks	coupons that reset and are payable upon demand
System Collateralized	either daily, weekly or monthly. The rate shown is the
current interest rate at the close of the reporting period.
FNMA Coll. Federal National Mortgage
Association Collateralized

FRB Floating Rate Bonds: the rate shown is the current
interest rate at the close of the reporting period

MUNICIPAL BONDS AND NOTES (97.6%)*	Rating**	Principal amount	Value

Alabama (0.8%)

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7.00%, 2/1/36	Ba1	$1,750,000	$1,840,615

Jefferson Cnty., Swr. Rev. Bonds, Ser. D,
6.50%, 10/1/53	BBB–	1,000,000	1,175,210

Selma, Indl. Dev. Board Rev. Bonds
(Gulf Opportunity Zone Intl. Paper Co.),
Ser. A, 6.25%, 11/1/33	BBB	3,500,000	3,876,670

			6,892,495

Arizona (1.7%)

Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A, 7.625%,
12/1/29 (escrow) F	D/P	2,850,000	8,519

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5.125%, 10/1/32	A3	2,000,000	2,094,820

Glendale, Indl. Dev. Auth. Rev. Bonds
(Midwestern U.), 5.125%, 5/15/40	A	3,500,000	3,805,025

Glendale, Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds
(Royal Oaks Life Care Cmnty.), 5.00%, 5/15/39	A/F	3,000,000	3,227,070

Maricopa Cnty., Poll. Control Rev. Bonds
(El Paso Elec. Co.), Ser. A, 7.25%, 2/1/40	Baa1	3,300,000	3,601,521

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,000,000	1,046,250

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5.50%, 12/1/29	Baa1	1,750,000	2,121,298

			15,904,503

California (7.6%)

ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	BBB+/F	1,300,000	1,373,398

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5.875%, 10/1/34	Baa1	1,500,000	1,554,525

16 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

California cont.

CA State G.O. Bonds
6.50%, 4/1/33	Aa3	$5,000,000	$5,531,800

5.50%, 3/1/40	Aa3	10,300,000	11,438,974

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5.00%, 12/1/29	AAA	175,000	182,669

CA State Edl. Fac. Auth. Rev. Bonds (Pacific U.),
Ser. A, 5.00%, 11/1/30	A2	750,000	844,335

CA State Poll. Control Fin. Auth. Rev. Bonds

(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	3,000,000	3,115,920

(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,700,000	1,794,979

CA State Pub. Wks. Board Rev. Bonds

Ser. A-1, 6.00%, 3/1/35	A1	3,100,000	3,474,418

(Capital Projects), Ser. A, 5.00%, 4/1/29	A1	3,605,000	4,090,413

CA State U. Rev. Bonds (Systemwide), Ser. A,
5.00%, 11/1/38	Aa2	3,885,000	4,482,979

CA Statewide Cmnty. Dev. Auth. Rev. Bonds

(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	655,000	671,834

AGM, 5.00%, 11/15/44	AA	1,500,000	1,671,405

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds, Ser. A, 5.00%, 9/1/35	A–	585,000	643,401

Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-1, 5.00%, 6/1/28	BBB	1,500,000	1,751,850

Los Angeles, Dept. of Arpt Rev. Bonds (Los Angeles
Intl. Arpt.), Ser. B, 5.00%, 5/15/41	AA–	1,000,000	1,109,530

Los Angeles, Dept. of Arpt. Rev. Bonds (Los Angeles
Intl. Arpt.), 5.00%, 5/15/30	AA	2,000,000	2,247,900

Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds, Ser. B,
5.00%, 7/1/36	AA+	4,980,000	5,715,695

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	2,250,000	3,085,110

Oakland, Alameda Cnty. Unified School Dist. G.O.
Bonds, Ser. A, 5.00%, 8/1/40	Aa3	1,000,000	1,130,560

Port of Oakland, Rev. Bonds, Ser. P, 5.00%, 5/1/33	A+	1,240,000	1,365,674

Riverside Cnty., Asset Leasing Corp. Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	AA–	4,000,000	3,175,600

Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/22	AA–	7,500,000	6,487,800

Sacramento, Regl. Trans. Dist. Rev. Bonds (Farebox)

5.00%, 3/1/25	A3	630,000	697,618

U.S. Govt. Coll., 5.00%, 3/1/25
(Prerefunded 9/1/20)	AA/P	370,000	415,062

Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds (Delta Wtr.
Supply), Ser. A, 6.25%, 10/1/40	A	1,375,000	1,663,764

			69,717,213

Colorado (1.9%)
CO State Hlth. Fac. Auth. Rev. Bonds

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.50%, 6/1/33	BBB+	650,000	689,228

(Valley View Assn.), 5.25%, 5/15/42	A–	1,500,000	1,503,435

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), 5.25%, 6/1/22	BBB+	290,000	290,568

Tax Exempt Income Fund 17

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Colorado cont.

CO State Hlth. Fac. Auth. Rev. Bonds

(Evangelical Lutheran Good Samaritan Society
Oblig. Group (The)), Ser. A, 5.00%, 6/1/45	Baa1	$2,000,000	$2,067,520

(Valley View Hosp. Assn.), 5.00%, 5/15/45	A–	1,000,000	1,096,210

(Covenant Retirement Cmnty.), Ser. A,
5.00%, 12/1/35	BBB+/F	1,000,000	1,045,570

Denver City & Cnty., Arpt. Rev. Bonds (Sub. Syst.),
Ser. A, 5.50%, 11/15/31	A2	1,925,000	2,254,368

E-470 CO Pub. Hwy. Auth. FRN Mandatory Put Bonds
(9/1/21) (Sr. Libor Index), Ser. B, 1.708%, 9/1/39	A3	1,000,000	1,002,260

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. A, NATL,
zero %, 9/1/34	AA–	13,000,000	6,469,320

Park Creek, Metro. Dist. Tax Allocation Bonds
(Sr. Ltd. Property Tax Supported), Ser. A,
5.00%, 12/1/45	BBB/F	225,000	237,938

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	827,355

			17,483,772

Connecticut (0.2%)

CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Masonicare Issue), Ser. F, 5.00%, 7/1/34	BBB+/F	1,500,000	1,550,355

			1,550,355

Delaware (0.4%)

DE State Econ. Dev. Auth. Rev. Bonds

(Delmarva Pwr.), 5.40%, 2/1/31	Baa1	1,700,000	1,852,201

(Indian River Pwr.), 5.375%, 10/1/45	Baa3	2,000,000	2,073,540

			3,925,741

District of Columbia (2.7%)

DC G.O. Bonds, Ser. C, 5.00%, 6/1/38	Aa1	2,000,000	2,258,540

DC Rev. Bonds

(Howard U.), Ser. A, 6.50%, 10/1/41	BBB	2,955,000	2,986,293

(Howard U.), Ser. A, U.S. Govt. Coll., 6.50%, 10/1/41
(Prerefunded 4/1/21)	AAA/P	45,000	53,719

(Kipp Charter School), 6.00%, 7/1/33	BBB+	950,000	1,097,564

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5.00%, 2/1/25	AA–	1,035,000	1,038,416

DC U. Rev. Bonds (Gallaudet U.)

5.50%, 4/1/41	A+	2,000,000	2,253,980

5.50%, 4/1/34	A+	1,000,000	1,131,490

DC, Wtr. & Swr. Auth. Pub. Util. Rev. Bonds, Ser. B

5.00%, 10/1/37	AA+	3,135,000	3,569,072

5.00%, 10/1/35	AA+	5,000,000	5,716,300

Metro. Washington, Arpt. Auth. Dulles Toll Rd. Rev.
Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	4,120,820

			24,226,194

Florida (5.3%)

Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), U.S. Govt. Coll., 7.00%, 4/1/39
(Prerefunded 4/1/19)	A2	4,000,000	4,459,640

Central FL Expressway Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/34	A2	1,700,000	1,947,384

18 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Florida cont.

Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, Ser. A-1, 4.25%, 5/1/34	A–	$890,000	$903,786

FL State Muni. Pwr. Agcy. Rev. Bonds
(All Requirements Pwr. Supply), Ser. A

5.00%, 10/1/31	A2	495,000	520,037

U.S. Govt. Coll., 5.00%, 10/1/31
(Prerefunded 10/1/18)	AAA/P	2,805,000	2,970,411

Greater Orlando Aviation Auth. Rev. Bonds
(Arpt. Fac.), Ser. A, 5.00%, 10/1/46	Aa3	3,500,000	3,858,365

Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	2,250,000	2,435,310

Lakeland, Hosp. Syst. Rev. Bonds

(Lakeland Regl. Hlth.), 5.00%, 11/15/40	A2	2,175,000	2,337,081

(Lakeland Regl. Hlth. Syst.), 5.00%, 11/15/29	A2	1,535,000	1,717,496

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.20%, 12/15/25	Baa2	1,060,000	1,086,065

Miami-Dade Cnty., Rev. Bonds (Tran. Syst.
Sales Surtax), 5.00%, 7/1/42	AA	3,000,000	3,302,490

Miami-Dade Cnty., Aviation Rev. Bonds

Ser. B, 5.00%, 10/1/41	A2	5,000,000	5,506,600

Ser. A, 5.00%, 10/1/38	A	1,750,000	1,914,430

5.00%, 10/1/28	A2	500,000	565,195

Miami-Dade Cnty., Expressway Auth. Toll Syst. Rev.
Bonds, Ser. A, 5.00%, 7/1/44	A2	1,000,000	1,093,800

Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A–/F	1,800,000	1,908,486

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty., Inc.), 5.00%, 11/15/32	A–/F	5,000,000	5,416,250

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4.75%, 5/1/28	AA	2,000,000	2,005,680

Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	514,982

Sunrise, Util. Syst. Rev. Bonds, AMBAC,
5.20%, 10/1/22	AA–	3,405,000	3,609,028

			48,072,516

Georgia (3.6%)

Atlanta, Arpt. Rev. Bonds (Hartsfield-Jackson
Intl. Arpt.), Ser. A, 5.00%, 1/1/35	Aa3	2,000,000	2,177,520

Atlanta, Wtr. & Waste Wtr. Rev. Bonds

5.00%, 11/1/43	Aa2	2,750,000	3,087,150

5.00%, 11/1/40	Aa2	4,860,000	5,485,239

Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt. Coll., 6.25%,
10/1/18 (Escrowed to maturity)	AA+	255,000	266,781

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5.00%, 10/1/42	A2	2,250,000	2,528,235

GA State Private College & U. Auth. Rev.
Bonds (Emory U.)

Ser. A, 5.00%, 10/1/43	Aa2	2,400,000	2,723,496

Ser. B, 5.00%, 9/1/29	Aa2	2,250,000	2,446,515

Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Georgia cont.

Gainesville & Hall Cnty., Hosp. Auth. Rev. Bonds

(Northeast GA Hlth. Care), Ser. S, 5.50%, 8/15/54	AA–	$1,825,000	$2,111,872

(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/37	A	1,000,000	1,103,070

(Northeast GA Hlth. Syst., Inc.), Ser. A,
5.00%, 2/15/36	A	4,000,000	4,419,240

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas), Ser. A,
5.50%, 9/15/21	BBB+	370,000	421,759

Marietta, Dev. Auth. Rev. Bonds (Fac. of Life U., Inc.),
7.00%, 6/15/39	Ba3	2,450,000	2,505,885

Muni. Election Auth. of GA Rev. Bonds (Plant Voltage
Units 3 & 4), Ser. A, 5.50%, 7/1/60	A+	3,500,000	3,956,960

			33,233,722

Guam (0.1%)

Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A

5.00%, 10/1/34	Baa2	200,000	207,572

AGM, 5.00%, 10/1/30	AA	500,000	548,270

			755,842

Illinois (6.3%)

Chicago, G.O. Bonds

Ser. A, 6.00%, 1/1/38	BBB+	2,880,000	2,993,789

Ser. B-2, 5.50%, 1/1/37	BBB+	6,000,000	5,907,180

Ser. A, 5.25%, 1/1/33	BBB+	1,200,000	1,175,988

Chicago, Board of Ed. G.O. Bonds, Ser. C,
5.25%, 12/1/39	B	3,500,000	2,815,505

Chicago, Motor Fuel Tax Rev. Bonds, AGM

5.00%, 1/1/33	AA	1,000,000	1,063,360

5.00%, 1/1/30	AA	200,000	215,124

Chicago, O’Hare Intl. Arpt. Rev. Bonds

Ser. A, 5.75%, 1/1/39	A2	1,650,000	1,858,445

Ser. F, 5.00%, 1/1/40	A2	3,700,000	3,936,171

Ser. G, 5.00%, 1/1/37	A	600,000	651,498

Chicago, Waste Wtr. Transmission Rev. Bonds

5.00%, 1/1/44	A	3,000,000	3,159,210

(2nd Lien), 5.00%, 1/1/39	A	2,720,000	2,872,538

Chicago, Wtr. Wks Rev. Bonds, AGM, 5.00%, 11/1/25	AA	4,750,000	5,004,268

IL Fin. Auth. Rev. Bonds

(Rush U. Med. Ctr.), Ser. B, U.S. Govt. Coll., 7.25%,
11/1/38 (Prerefunded 11/1/18)	Aaa	2,520,000	2,764,213

(Silver Cross Hosp. & Med. Ctr.), 7.00%, 8/15/44
(Prerefunded 8/15/19)	AAA/P	5,500,000	6,234,800

(Rush U. Med. Ctr.), Ser. C, U.S. Govt. Coll., 6.625%,
11/1/39 (Prerefunded 5/1/19)	Aaa	1,075,000	1,196,346

(Elmhurst Memorial), Ser. A, 5.625%, 1/1/37
(Prerefunded 1/1/18)	A	1,000,000	1,034,850

IL State G.O. Bonds

5.00%, 11/1/36	Baa2	3,000,000	3,008,940

5.00%, 11/1/34	Baa2	1,000,000	1,005,250

5.00%, 2/1/29	Baa2	1,250,000	1,292,075

20 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Illinois cont.

IL State G.O. Bonds

5.00%, 2/1/28	Baa2	$2,350,000	$2,436,645

5.00%, 8/1/21	Baa2	2,250,000	2,383,245

IL State Fin. Auth. Rev. Bonds (Riverside Hlth. Syst.
Oblig. Group), 4.00%, 11/15/31	A+	500,000	505,560

Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds (Green Bond), Ser. E, 5.00%, 12/1/29	AA+	1,580,000	1,831,647

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6.00%, 6/1/28	A–	2,150,000	2,456,139

			57,802,786

Indiana (1.4%)

IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5.25%, 10/15/21	A3	6,150,000	6,827,976

IN State Fin. Auth. VRDN, Ser. A-2, 1.00%, 2/1/37	VMIG1	2,700,000	2,700,000

IN State Fin. Auth. Econ. Dev. Mandatory Put Bonds
(6/1/16) (Republic Svcs., Inc.), Ser. A, 1.20%, 5/1/34	A–2	1,900,000	1,899,962

IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler U.),
Ser. B, 5.00%, 2/1/27	A–	935,000	1,050,033

			12,477,971

Iowa (0.1%)

Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5.375%, 6/1/38	B+	750,000	750,923

			750,923

Kansas (0.3%)

KS State Dev. Fin. Auth. Rev. Bonds (Lifespace
Cmnty’s. Inc.), Ser. S, 5.00%, 5/15/30	A/F	2,900,000	3,022,728

			3,022,728

Kentucky (1.0%)

KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,400,000	1,562,148

Louisville & Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6.00%, 5/1/38	Baa3	855,000	875,460

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare, Inc.), Ser. A,
5.00%, 10/1/30	A–	3,635,000	4,090,756

Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A

5.00%, 7/1/31	A+	415,000	458,670

5.00%, 7/1/30	A+	1,000,000	1,109,300

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6.25%, 6/1/39	A	1,000,000	1,083,450

			9,179,784

Louisiana (0.3%)

LA State Pub. Fac. Auth. Rev. Bonds (Ochsner Clinic
Foundation), 5.00%, 5/15/47	Baa1	1,075,000	1,150,336

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
5.00%, 5/15/23	A	1,200,000	1,349,460

			2,499,796

Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Maryland (0.6%)

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.20%, 9/1/22	A2	$1,100,000	$1,202,201

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds

(Meritus Med. Ctr.), 5.00%, 7/1/40	BBB	1,250,000	1,342,375

(Peninsula Regl. Med. Ctr.), 5.00%, 7/1/39	A	2,750,000	2,967,800

			5,512,376

Massachusetts (7.5%)

MA State G.O. Bonds

Ser. J, 5.00%, 12/1/37	Aa1	5,750,000	6,655,395

Ser. B, 5.00%, 7/1/33	Aa1	6,500,000	7,587,580

Ser. E, 4.00%, 4/1/46	Aa1	5,000,000	5,082,150

MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5.00%, 1/1/37	A+	6,750,000	7,258,815

MA State Dev. Fin. Agcy. Rev. Bonds

(Sabis Intl.), Ser. A, 8.00%, 4/15/39
(Prerefunded 10/15/19)	BBB	920,000	1,072,288

(Berklee College of Music), 5.25%, 10/1/41	A2	5,500,000	6,200,755

(Wheelock College), Ser. C, 5.25%, 10/1/29	BBB	3,300,000	3,346,233

(Suffolk U.), 5.125%, 7/1/40	Baa2	2,000,000	2,099,920

(Dana-Farber Cancer Inst.), Ser. N, 5.00%, 12/1/46	A1	2,875,000	3,180,929

(Caregroup), Ser. I, 5.00%, 7/1/37	A3	650,000	721,487

(Suffolk U.), 5.00%, 7/1/36 ##	Baa2	750,000	814,808

(Suffolk U.), 5.00%, 7/1/35 ##	Baa2	250,000	274,018

(Suffolk U.), 5.00%, 7/1/34 ##	Baa2	700,000	769,104

MA State Edl. Fin. Auth. Rev. Bonds, Ser. B,
5.70%, 1/1/31	AA	2,415,000	2,530,292

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Suffolk U.), Ser. A, U.S. Govt. Coll., 5.75%, 7/1/39
(Prerefunded 7/1/19)	Baa2	4,000,000	4,239,720

(Springfield College), 5.625%, 10/15/40
(Prerefunded 10/15/19)	BBB	2,550,000	2,828,766

(Springfield College), 5.50%, 10/15/31
(Prerefunded 10/15/19)	BBB	600,000	663,726

(Northeastern U.), Ser. A, 5.00%, 10/1/35	A2	4,100,000	4,499,422

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.10%, 12/1/30	Aa2	1,130,000	1,182,782

MA State Port Auth. Rev. Bonds, Ser. A

5.00%, 7/1/33	Aa2	1,055,000	1,223,188

5.00%, 7/1/31	Aa2	1,780,000	2,084,131

MA State School Bldg. Auth. Sales Tax Rev. Bonds,
Ser. C, 5.00%, 8/15/37	AA+	1,625,000	1,850,810

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds,
5.25%, 7/1/36	A1	2,000,000	2,258,500

			68,424,819

Michigan (4.0%)

Detroit, G.O. Bonds, AMBAC, 5.25%, 4/1/24	A–/P	77,500	74,822

Detroit, Wtr. & Swr. Dept. Disp. Syst. Rev. Bonds,
Ser. A, 5.00%, 7/1/32	A3	1,000,000	1,099,300

22 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Michigan cont.

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B

AGM, 6.25%, 7/1/36	AA	$5,000	$5,495

AGM, U.S. Govt. Coll., 6.25%, 7/1/36
(Prerefunded 7/1/19)	AA	4,035,000	4,485,629

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley
Med. Ctr.), 7.375%, 7/1/35	Ba1	1,250,000	1,392,538

Great Lakes, Wtr. Auth. Swr. Rev. Bonds (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	Baa1	7,100,000	7,752,419

Karegnondi, Wtr. Auth. Rev. Bonds (Wtr. Supply
Syst.), Ser. A, 5.25%, 11/1/30	A2	3,000,000	3,401,760

Kentwood, Economic Dev. Rev. Bonds
(Holland Home Oblig. Group), 5.00%, 11/15/37	BBB–/F	2,000,000	2,056,780

MI State Fin. Auth. Rev. Bonds

(Beaumont Hlth. Credit Group), Ser. A,
5.00%, 11/1/44	A1	1,750,000	1,909,058

(Sparrow Hlth. Oblig. Group), 5.00%, 11/15/42	A1	1,090,000	1,176,633

Ser. H-1, 5.00%, 10/1/39	AA–	5,250,000	5,739,510

(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	Baa1	400,000	433,072

(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	A3	270,000	296,592

(Detroit), Ser. C-3, 5.00%, 4/1/26	A2	1,000,000	1,146,370

(Local Govt. Loan Program), Ser. F1,
4.50%, 10/1/29	A	650,000	672,555

MI State Hosp. Fin. Auth. Rev. Bonds, Ser. A, 6.125%,
6/1/39 (Prerefunded 6/1/19)	AA+	2,500,000	2,766,275

Oakland U. Rev. Bonds, 5.00%, 3/1/39	A1	2,000,000	2,185,120

			36,593,928

Minnesota (0.9%)

Douglas Cnty., Gross Hlth. Care Fac. Rev.
Bonds (Douglas Cnty. Hosp.), 6.25%, 7/1/38
(Prerefunded 7/1/18)	AAA/P	1,035,000	1,101,582

Minneapolis & St. Paul, Hsg. & Redev. Auth.
Hlth. Care VRDN (Allina Hlth. Syst.), Ser. B-1,
0.92%, 11/15/35	VMIG1	400,000	400,000

Minneapolis Hlth. Care Syst. Rev. Bonds
(Fairview Hlth. Svcs. Oblig. Group), Ser. A,
5.00%, 11/15/44	A+	1,000,000	1,102,830

Minneapolis, Rev. Bonds (National Marrow
Donor Program), U.S. Govt. Coll., 4.875%, 8/1/25
(Prerefunded 8/1/18)	AAA/P	2,000,000	2,100,700

Rochester, Hlth. Care Fac. VRDN (Mayo Clinic), Ser. B,
0.83%, 11/15/38	VMIG1	2,500,000	2,500,000

St. Paul, Port Auth. Solid Waste Disp. 144A
Rev. Bonds (Gerdau St. Paul Steel Mill), Ser. 7,
4.50%, 10/1/37	BBB–	1,500,000	1,236,675

			8,441,787

Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Mississippi (0.3%)

MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5.875%, 4/1/22	BBB+	$1,865,000	$1,869,886

MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN (Chevron USA, Inc.), Ser. E,
0.91%, 12/1/30	VMIG1	1,100,000	1,100,000

			2,969,886

Missouri (0.6%)

MO State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood), Ser. A,
5.00%, 6/1/37	A	2,000,000	2,178,700

MO State Hlth. & Edl. Fac. Auth. VRDN (WA U. (The)),
Ser. D, 0.86%, 9/1/30	VMIG1	3,000,000	3,000,000

			5,178,700

Nebraska (0.3%)

NE State Pub. Pwr. Dist. Rev. Bonds, Ser. C,
5.00%, 1/1/34	A1	2,140,000	2,419,334

			2,419,334

Nevada (0.9%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5.00%, 7/1/33	Aa3	1,300,000	1,459,003

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5.00%, 8/1/20	BBB	790,000	838,546

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 1.04%, 6/1/42	VMIG1	6,330,000	6,330,000

			8,627,549

New Hampshire (0.6%)

NH State Hlth. & Ed. Fac. Auth. Rev. Bonds

(Kendel at Hanover), 5.00%, 10/1/46	BBB+/F	625,000	649,406

(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	4,500,000	4,885,740

			5,535,146

New Jersey (4.8%)

Bayonne, G.O. Bonds (Qualified Gen. Impt.), BAM,
5.00%, 7/1/39	AA	1,300,000	1,427,959

NJ State Econ. Dev. Auth. Rev. Bonds

(MSU Student Hsg.), 5.875%, 6/1/42	Baa3	3,840,000	4,113,600

(School Fac. Construction), Ser. AA,
5.25%, 12/15/33	Baa1	3,660,000	3,852,626

(School Fac. Construction), Ser. AA, 5.25%,
12/15/33 (Prerefunded 6/15/19)	Baa1	385,000	419,015

(School Facs. Construction), Ser. AA, U.S. Govt.
Coll., 5.25%, 12/15/33 (Prerefunded 6/15/19)	AAA/P	1,455,000	1,583,549

Ser. B, 5.00%, 11/1/26	Baa1	5,400,000	5,676,588

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)

Ser. B, 5.60%, 11/1/34	A1	2,000,000	2,140,540

Ser. D, 4.875%, 11/1/29	A1	1,100,000	1,171,654

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5.625%, 6/1/30	AA	2,250,000	2,413,755

NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6.625%, 7/1/38
(Prerefunded 7/1/18)	Baa3	3,000,000	3,206,820

24 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

New Jersey cont.

NJ State Tpk. Auth. Rev. Bonds, Ser. E, 5.25%, 1/1/40	A+	$3,000,000	$3,173,670

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.)

Ser. A, 6.00%, 6/15/35	Baa1	3,000,000	3,240,210

Ser. C, AMBAC, zero %, 12/15/24	Baa1	8,760,000	6,488,182

Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	4,750,000	5,133,705

			44,041,873

New Mexico (0.8%)

Farmington, Poll. Control Rev. Bonds (AZ Pub.
Svc. Co.), Ser. B, 4.70%, 9/1/24	A2	4,500,000	4,810,770

Sante Fe, Retirement Fac. Rev. Bonds (El Castillo
Retirement Res.), 5.00%, 5/15/32	BBB–	2,155,000	2,216,482

			7,027,252

New York (10.0%)

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5.75%, 2/15/47	A2	3,000,000	3,399,210

Metro. Trans. Auth. Rev. Bonds, Ser. D

5.00%, 11/15/36	AA–	2,500,000	2,817,000

5.00%, 11/15/29	AA–	3,000,000	3,432,540

Metro. Trans. Auth. Dedicated Tax Fund Rev. Bonds,
Ser. A, 5.50%, 11/15/39 (Prerefunded 11/15/18)	AAA/P	175,000	187,728

MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/46	A2	5,000,000	5,303,500

NY City, G.O. Bonds, Ser. A-1, 5.00%, 8/1/30	Aa2	5,000,000	5,874,450

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5.00%, 1/1/23	BBB	300,000	300,681

NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds

(2nd Gen. Resolution), Ser. CC-1, 5.00%, 6/15/46	Aa1	5,000,000	5,664,900

Ser. DD, 5.00%, 6/15/35	Aa1	2,000,000	2,265,320

NY City, Transitional Fin. Auth. Rev. Bonds

Ser. E-1, 5.00%, 2/1/39	AAA	3,500,000	3,957,765

(Future Tax), Ser. E-1, 5.00%, 2/1/38	AAA	3,710,000	4,201,315

(Future Tax), Ser. E-1, 5.00%, 2/1/35	AAA	5,000,000	5,695,050

NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds,
Ser. S-1, 5.00%, 7/15/40	Aa2	5,000,000	5,585,900

NY State Dorm. Auth. Rev. Bonds

(Construction City U. Syst.), Ser. A, 6.00%, 7/1/20	Aa2	10,900,000	12,200,043

(City U.), Ser. A, 5.75%, 7/1/18	Aa2	5,410,000	5,586,528

(State U. Edl. Fac.), Ser. A, 5.50%, 5/15/19	Aa2	15,000,000	15,902,400

NY State Dorm. Auth. Personal Income
Tax Rev. Bonds

(Ed.), Ser. B, 5.75%, 3/15/36	AAA	500,000	543,085

Ser. E, 5.00%, 2/15/44	AAA	3,500,000	3,924,340

NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A

5.00%, 7/1/46	Baa3	1,000,000	1,062,250

5.00%, 7/1/41	Baa3	1,000,000	1,064,840

Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

New York cont.

Onondaga, Civic Dev. Corp. Rev. Bonds
(St. Joseph’s Hosp. Hlth. Ctr.), U.S. Govt. Coll.,
5.125%, 7/1/31 (Prerefunded 7/1/19)	AAA/P	$1,385,000	$1,506,312

Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6.75%, 10/1/19	BBB–/P	1,000,000	1,025,980

			91,501,137

North Carolina (1.4%)

NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds

Ser. C, 6.75%, 1/1/24 (Prerefunded 1/1/19)	AAA/F	1,250,000	1,373,575

AMBAC, 6.00%, 1/1/18 (Escrowed to maturity)	AAA/F	7,000,000	7,263,270

NC State Med. Care Cmnty. Hlth. Care Fac.
Rev. Bonds (Deerfield), Ser. A, 6.00%, 11/1/33
(Prerefunded 11/1/18)	A–/F	2,345,000	2,524,744

NC State Muni. Pwr. Agy. No. 1 Rev. Bonds
(Catawba Elec.), Ser. A

5.00%, 1/1/30	A2	345,000	366,749

FHL Banks Coll., U.S. Govt. Coll., 5.00%, 1/1/30
(Prerefunded 1/1/19)	AAA/F	855,000	913,029

NC State Tpk. Auth. Rev. Bonds, AGM, 5.00%, 1/1/39	AA	700,000	785,988

			13,227,355

Ohio (3.5%)

American Muni. Pwr., Inc. Rev. Bonds

(Greenup Hydroelectric Pwr. Plant), Ser. A,
5.00%, 2/15/41	A1	4,100,000	4,518,938

(Meldahl Hydroelectric (Green Bond)), Ser. A,
5.00%, 2/15/29	A	1,200,000	1,379,448

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2, 5.75%, 6/1/34	B–	4,000,000	3,811,160

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A

6.125%, 7/1/40	BBB–	1,000,000	1,097,490

6.00%, 7/1/35	BBB–	1,875,000	2,065,406

Hamilton Cnty., Hlth. Care Rev. Bonds (Life
Enriching Cmntys.), 5.00%, 1/1/32	BBB	1,000,000	1,043,470

Huber Heights City School Dist. G.O. Bonds
(School Impt.), 5.00%, 12/1/31	Aa2	1,100,000	1,267,475

Lorain Cnty., Hosp. Rev. Bonds (Catholic Hlth.
Partners), Ser. C-2, AGM, 5.00%, 4/1/24	AA	5,000,000	5,197,550

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 1, GNMA Coll., FNMA Coll., FHMLC Coll.,
5.00%, 11/1/28	Aaa	585,000	606,259

OH State Major New Infrastructure Rev. Bonds,
Ser. 16-1, 5.00%, 12/15/28	Aa2	2,150,000	2,557,877

OH State Private Activity Rev. Bonds (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	1,750,000	1,916,653

OH State Tpk. Comm. Rev. Bonds (Infrastructure),
Ser. A-1, 5.25%, 2/15/33	A1	1,775,000	2,023,944

26 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Ohio cont.

Scioto Cnty., Hosp. Rev. Bonds
(Southern OH Med. Ctr.)

5.00%, 2/15/34	A2	$645,000	$710,390

5.00%, 2/15/33	A2	355,000	392,690

Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds

5.75%, 12/1/32	BB/F	1,350,000	1,475,577

(Memorial Hlth. Syst. Oblig. Group),
5.50%, 12/1/43	BB/F	145,000	154,293

Youngstown State U. Rev. Bonds, 5.00%, 12/15/25	A+	2,000,000	2,240,200

			32,458,820

Oklahoma (0.2%)

OK State Tpk. Auth. VRDN, Ser. F, 0.95%, 1/1/28	VMIG1	2,030,000	2,030,000

			2,030,000

Oregon (0.3%)

OR State G.O. Bonds, Ser. F, 5.00%, 5/1/39	Aa1	2,635,000	3,032,701

			3,032,701

Pennsylvania (5.9%)

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6.00%, 7/1/24	Aa3	2,210,000	2,734,035

Centre Ctny., Hosp. Auth. Rev. Bonds (Mount Nittany
Med. Ctr.), Ser. A, 5.00%, 11/15/41	A	500,000	542,545

Cumberland Cnty., Muni. Auth. Rev. Bonds

(Presbyterian Homes Oblig. Group), Ser. A,
5.25%, 1/1/19	BBB+/F	1,465,000	1,548,769

(Presbyterian Homes Oblig. Group), Ser. A,
5.15%, 1/1/18	BBB+/F	665,000	682,357

(Diakon Lutheran Social Ministries), 5.00%, 1/1/33	BBB+/F	1,000,000	1,057,950

(Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	120,000	127,586

(Diakon Lutheran Social Ministries), 5.00%, 1/1/31	BBB+/F	100,000	107,003

Dauphin Cnty., Gen. Auth. Hlth. Syst. Rev. Bonds
(Pinnacle Hlth. Syst.), Ser. A, 5.00%, 6/1/34	A+	1,150,000	1,277,420

Delaware River Port Auth. PA & NJ Rev. Bonds,
5.00%, 1/1/30	A	6,860,000	7,753,721

East Hempfield Twp., Indl. Dev. Auth. Rev.
Bonds (Millersville U. Student Hsg. & Svcs., Inc.),
5.00%, 7/1/29	Baa3	500,000	538,615

East Stroudsburg, Area School Dist.
G.O. Bonds, AGM

5.00%, 9/1/27	Aa3	5,430,000	5,612,231

5.00%, 9/1/27 (Prerefunded 3/1/18)	Aa3	70,000	72,575

Erie, Higher Ed. Bldg. Auth. Rev. Bonds (Mercyhurst
College), 5.50%, 3/15/38 (Prerefunded 9/15/18)	BBB–	1,275,000	1,356,307

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5.25%, 7/1/42	AA–	3,250,000	3,369,568

PA State Higher Edl. Fac. Auth. Rev. Bonds (U.
of Sciences Philadelphia), 5.00%, 11/1/42	A3	1,500,000	1,631,175

PA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 15-117A,
3.95%, 10/1/30	AA+	1,200,000	1,224,192

Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.

PA State Pub. School Bldg. Auth. Rev. Bonds
(School Dist. Philadelphia)

5.00%, 4/1/24	A2	$1,000,000	$1,080,470

5.00%, 4/1/23	A2	1,000,000	1,082,870

PA State Tpk. Comm. Rev. Bonds

Ser. A-1, 5.00%, 12/1/46	A1	1,200,000	1,316,256

Ser. A, 5.00%, 12/1/44	A1	5,245,000	5,743,327

Ser. A, 5.00%, 12/1/38	A1	2,250,000	2,476,418

PA State Tpk. Comm. Oil Franchise Tax Rev. Bonds,
Ser. B, 5.00%, 12/1/27	A2	1,250,000	1,460,463

PA State U. Rev. Bonds, Ser. B

5.00%, 9/1/35	Aa1	1,000,000	1,138,830

5.00%, 9/1/34	Aa1	1,000,000	1,142,800

Philadelphia, Gas Wks. Rev. Bonds

5.00%, 8/1/32	A	1,000,000	1,096,090

5.00%, 8/1/31	A	1,000,000	1,102,130

Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5.00%, 2/1/35	AA	3,000,000	3,276,690

Pittsburgh, G.O. Bonds, Ser. B, 5.00%, 9/1/25	A1	2,500,000	2,858,975

Westmoreland Ctny., Muni. Auth. Rev. Bonds, BAM,
5.00%, 8/15/27	AA	550,000	639,177

			54,050,545

Rhode Island (0.5%)

RI Hlth. & Edl. Bldg. Corp. Rev. Bonds (Lifespan
Oblig. Group-Hosp. Fin.), 5.00%, 5/15/33	BBB+	1,000,000	1,073,320

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/50	BBB–/P	3,250,000	3,286,660

			4,359,980

South Carolina (1.5%)

Myrtle Beach, Tax Allocation Bonds (Myrtle Beach
Air Force Base Redev.)

5.00%, 10/1/29	A2	1,000,000	1,146,300

5.00%, 10/1/28	A2	425,000	492,078

SC State Pub. Svc. Auth. Rev. Bonds

(Santee Cooper), Ser. A, 5.75%, 12/1/43	AA–	6,000,000	6,611,580

Ser. A, 5.50%, 12/1/54	AA–	2,000,000	2,133,680

Ser. A, 5.00%, 12/1/50	AA–	2,500,000	2,594,775

Ser. A, 5.00%, 12/1/25	AA–	750,000	837,645

			13,816,058

Tennessee (0.5%)

TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A,
5.25%, 9/1/20	A3	4,000,000	4,434,200

			4,434,200

Texas (11.5%)

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGC, 5.125%, 2/15/30	AA	2,550,000	2,558,262

Brazos River Harbor Naval Dist. Env. Rev. Bonds
(Dow Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,163,580

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.90%, 5/1/38	BBB	3,450,000	3,575,132

28 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Texas cont.

Central TX Regl. Mobility Auth. Rev. Bonds (Sr. Lien),
Ser. A, 5.00%, 1/1/33	BBB+	$650,000	$704,483

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (IDEA Pub.
Schools), Ser. B, 5.00%, 8/15/27	BBB	375,000	421,466

Dallas, Area Rapid Transit Rev. Bonds, Ser. A,
5.00%, 12/1/46	AA+	5,530,000	6,197,195

Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 11/1/43	A1	2,000,000	2,115,720

Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
Bonds, Ser. A, 5.25%, 11/1/30	A+	5,000,000	5,669,600

Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev.
Bonds (YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/28	Baa3	1,300,000	1,399,619

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.96%, 12/1/24	A-1+	6,000,000	6,000,000

Houston, Arpt. Syst. Rev. Bonds, Ser. A,
5.00%, 7/1/25	A+	3,500,000	3,837,890

Houston, Higher Ed. Fin. Co. Rev. Bonds
(Cosmos Foundation), Ser. A, 5.00%, 2/15/32	BBB	1,250,000	1,349,913

Houston, Util. Syst. Rev. Bonds

Ser. D, 5.00%, 11/15/39	Aa2	2,285,000	2,554,264

Ser. A, 5.00%, 11/15/33	AA	4,500,000	4,999,545

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A, 6.375%, 8/15/44
(Prerefunded 8/15/19)	BBB	1,700,000	1,898,254

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	195,000	176,257

Lower CO River Auth. Transmission Svcs. Contract
Corp. Rev. Bonds

5.00%, 5/15/40	A	750,000	826,035

5.00%, 5/15/33	A	150,000	168,539

5.00%, 5/15/32	A	850,000	960,024

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	2,250,000	2,441,228

New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds

(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	750,000	760,305

(TX A&M U. Collegiate & Student Hsg. College
Station I, LLC), Ser. A, 5.00%, 4/1/29	Baa3	1,085,000	1,193,326

North TX, Tollway Auth. Rev. Bonds

(1st Tier), Ser. I, 6.50%, 1/1/43	A1	9,700,000	12,036,148

(1st Tier), Ser. A, 6.00%, 1/1/25	A1	640,000	662,950

(1st Tier), Ser. A, FNMA Coll., U.S. Govt. Coll.,
6.00%, 1/1/25 (Prerefunded 1/1/18)	AAA/P	4,560,000	4,729,769

(1st Tier), Ser. A, 5.625%, 1/1/33	A1	370,000	381,440

(1st Tier), Ser. A, FCS, U.S. Govt. Coll., 5.625%,
1/1/33 (Prerefunded 1/1/18)	AA/P	1,260,000	1,303,445

(1st Tier), Ser. A, NATL, 5.125%, 1/1/28	AA–	615,000	631,537

Ser. D, AGC, zero %, 1/1/28	AA	11,620,000	8,081,826

Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Texas cont.

Red River, Hlth. Retirement Fac. Dev. Corp.
Rev. Bonds (Sears Methodist Retirement Syst.
Oblig. Group)

Ser. C, 6.25%, 5/9/53 (In default) †	D/P	$46,000	$69

Ser. B, 6.15%, 11/15/49 (In default) †	D/P	700,000	1,050

Ser. A, 6.05%, 11/15/46 (In default) †	D/P	525,000	788

Ser. D, 6.05%, 11/15/46 (In default) †	D/P	91,000	137

Ser. A, 5.15%, 11/15/27 (In default) †	D/P	1,490,000	2,235

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5.25%, 7/1/32	AA	1,415,000	1,427,155

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Trinity Terrace), Ser. A-1, 5.00%, 10/1/44	BBB+/F	1,000,000	1,045,710

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)

5.25%, 11/15/27	A/F	560,000	566,429

5.25%, 11/15/27 (Prerefunded 11/15/17)	AAA/P	440,000	451,497

5.25%, 11/15/22	A/F	1,400,000	1,423,254

5.25%, 11/15/22 (Prerefunded 11/15/17)	AAA/P	1,100,000	1,128,743

TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 6.875%, 12/31/39	Baa2	1,650,000	1,839,866

TX State G.O. Bonds

5.00%, 4/1/44	Aaa	5,000,000	5,606,150

(Trans. Comm.-Mobility Fund), 4.00%, 10/1/32	Aaa	1,000,000	1,062,620

TX State Indl. Dev. Corp. Rev. Bonds (Arco Pipelines
Co.), 7.375%, 10/1/20	A2	4,000,000	4,741,840

TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/29	A3	2,475,000	2,674,337

Victoria, Util. Syst. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 5.00%, 12/1/27 (Prerefunded 12/1/17)	AA–	3,960,000	4,063,198

			104,832,830

Utah (0.6%)

Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.), Ser. C,
0.93%, 5/15/36	A–1+	4,000,000	4,000,000

Salt Lake City, Hosp. Rev. Bonds, AMBAC, U.S. Govt.
Coll., 6.75%, 5/15/20 (Escrowed to maturity)	AAA/P	1,300,000	1,304,550

			5,304,550

Vermont (0.1%)

VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
(U. of VT Med. Ctr.), Ser. A

5.00%, 12/1/36	A3	500,000	548,440

5.00%, 12/1/35	A3	500,000	550,065

			1,098,505

Virginia (2.8%)

Chesterfield Cnty., Econ. Dev. Auth. Poll. Control
Rev. Bonds (VA Elec. & Pwr.), Ser. A, 5.00%, 5/1/23	A2	1,535,000	1,636,064

Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/36	BBB/F	650,000	706,667

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds (VA United Methodist Homes, Inc.)

5.00%, 6/1/25	BB+/P	410,000	439,561

5.00%, 6/1/23	BB+/P	445,000	482,331

30 Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (97.6%)* cont.	Rating**	Principal amount	Value

Virginia cont.

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929%, 8/23/27	AA	$12,500,000	$14,118,000

VA State Small Bus. Fin. Auth. Rev. Bonds
(Express Lanes, LLC), 5.00%, 7/1/34	BBB–	1,200,000	1,243,920

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7.75%, 7/1/38	Baa1	6,100,000	6,610,753

			25,237,296

Washington (2.3%)

Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	1,000,000	1,091,180

WA State COP, Ser. A, 5.00%, 7/1/34	Aa2	4,480,000	5,153,747

WA State G.O. Bonds

Ser. A-1, 5.00%, 8/1/37	Aa1	1,580,000	1,794,927

Ser. 17-A, 5.00%, 8/1/35	Aa1	5,000,000	5,759,450

WA State Hlth. Care Fac. Auth. Rev. Bonds

(WA Hlth. Svcs.), 7.00%, 7/1/39
(Prerefunded 7/1/19)	Baa1	1,250,000	1,407,275

Ser. B, NATL, 5.00%, 2/15/27	AA–	1,690,000	1,707,170

(Central WA Hlth. Svcs. Assn.), 4.00%, 7/1/36	Baa1	1,620,000	1,583,728

WA State Hlth. Care Fac. Auth. FRN Mandatory Put
Bonds (7/1/22) (Fred Hutchinson Cancer Research
Ctr.), Ser. B, 1.758%, 1/1/42	A	2,500,000	2,500,450

WA State Hsg. Fin. Comm. 144A Rev. Bonds
(Bayview Manor Homes), Ser. A, 5.00%, 7/1/36	BB+/P	375,000	377,730

			21,375,657

West Virginia (0.1%)

WV State Econ. Dev. Auth. Solid Waste Disp. Fac. FRB
(Appalachian Pwr. Co.), Ser. A, 5.375%, 12/1/38	A–	1,000,000	1,100,540

			1,100,540

Wisconsin (0.6%)

Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB	1,000,000	1,066,770

WI State Rev. Bonds, Ser. A, U.S. Govt. Coll., 6.00%,
5/1/27 (Prerefunded 5/1/19)	AAA/P	330,000	362,677

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds

(Prohealth Care, Inc.), 6.625%, 2/15/39
(Prerefunded 2/15/19)	AAA/P	3,000,000	3,303,300

(Three Pillars Sr. Living), 5.00%, 8/15/28	A/F	1,040,000	1,145,674

			5,878,421

Wyoming (0.8%)

Campbell Cnty., Solid Waste Fac. Rev. Bonds
(Basin Elec. Pwr. Co-op), Ser. A, 5.75%, 7/15/39	A	3,000,000	3,273,780

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A

5.50%, 1/1/38 (Prerefunded 1/1/18)	A2	2,800,000	2,895,032

5.50%, 1/1/33 (Prerefunded 1/1/18)	A2	1,410,000	1,457,843

			7,626,655

Total municipal bonds and notes (cost $851,039,411)			$893,634,241

Tax Exempt Income Fund 31

PREFERRED STOCKS (0.4%)*	Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5, 5s cum. pfd.	1,625,000	$1,673,750

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s cum. pfd.	2,000,000	2,102,700

Total preferred stocks (cost $3,625,000)		$3,776,450

TOTAL INVESTMENTS

Total investments (cost $854,664,411)		$897,410,691

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through March 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $915,209,296.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

## Forward commitment, in part or in entirety (Note 1).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Utilities	15.6%

Transportation	15.2

State debt	15.2

Health care	14.2

Prerefunded	10.5

32 Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$893,621,443	$12,798

Preferred stocks	—	3,776,450	—

Totals by level	$—	$897,397,893	$12,798

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $854,664,411)	$897,410,691

Cash	12,141,442

Interest and other receivables	12,460,961

Receivable for shares of the fund sold	177,782

Receivable for investments sold	1,750

Receivable for custodian fees (Note 2)	10,013

Prepaid assets	57,253

Total assets	922,259,892

LIABILITIES

Payable for investments purchased	1,737,660

Payable for purchases of delayed delivery securities (Note 1)	1,861,867

Payable for shares of the fund repurchased	1,634,604

Payable for compensation of Manager (Note 2)	337,656

Payable for investor servicing fees (Note 2)	112,309

Payable for Trustee compensation and expenses (Note 2)	453,669

Payable for administrative services (Note 2)	3,701

Payable for distribution fees (Note 2)	480,298

Distributions payable to shareholders	249,660

Other accrued expenses	179,172

Total liabilities	7,050,596

Net assets	$915,209,296

(Continued on next page)

Tax Exempt Income Fund 33

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$897,192,660

Undistributed net investment income (Note 1)	563,759

Accumulated net realized loss on investments (Note 1)	(25,293,403)

Net unrealized appreciation of investments	42,746,280

Total — Representing net assets applicable to capital shares outstanding	$915,209,296

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($818,167,509 divided by 96,378,981 shares)	$8.49

Offering price per class A share (100/96.00 of $8.49)*	$8.84

Net asset value and offering price per class B share ($5,970,930 divided by 703,208 shares)**	$8.49

Net asset value and offering price per class C share ($35,647,039 divided by 4,189,432 shares)**	$8.51

Net asset value and redemption price per class M share ($6,320,762 divided by 742,082 shares)	$8.52

Offering price per class M share (100/96.75 of $8.52)†	$8.81

Net asset value, offering price and redemption price per class Y share
($49,103,056 divided by 5,770,680 shares)	$8.51

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

Statement of operations Six months ended 3/31/17 (Unaudited)

INVESTMENT INCOME

Interest income	$20,205,384

Total investment income	20,205,384

EXPENSES

Compensation of Manager (Note 2)	2,065,061

Investor servicing fees (Note 2)	344,302

Custodian fees (Note 2)	6,693

Trustee compensation and expenses (Note 2)	24,976

Distribution fees (Note 2)	1,150,026

Administrative services (Note 2)	16,780

Other	285,978

Total expenses	3,893,816

Expense reduction (Note 2)	(17,146)

Net expenses	3,876,670

Net investment income	16,328,714

Net realized gain on investments (Notes 1 and 3)	6,654,778

Net unrealized depreciation of investments during the period	(47,495,021)

Net loss on investments	(40,840,243)

Net decrease in net assets resulting from operations	$(24,511,529)

The accompanying notes are an integral part of these financial statements.

34 Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/17*	Year ended 9/30/16

Operations

Net investment income	$16,328,714	$35,178,359

Net realized gain (loss) on investments	6,654,778	(106,719)

Net unrealized appreciation (depreciation) of investments	(47,495,021)	16,982,188

Net increase (decrease) in net assets resulting
from operations	(24,511,529)	52,053,828

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(1,364,499)	(160,137)

Class B	(10,188)	(1,286)

Class C	(60,786)	(6,550)

Class M	(10,040)	(1,206)

Class Y	(78,425)	(7,278)

From tax-exempt net investment income
Class A	(14,531,891)	(31,407,890)

Class B	(87,959)	(206,477)

Class C	(501,270)	(1,042,257)

Class M	(99,365)	(212,776)

Class Y	(881,195)	(1,686,567)

Increase (decrease) from capital share transactions (Note 4)	(60,977,243)	44,379,312

Total increase (decrease) in net assets	(103,114,390)	61,700,716

NET ASSETS

Beginning of period	1,018,323,686	956,622,970

End of period (including undistributed net investment
income of $563,759 and $1,860,663, respectively)	$915,209,296	$1,018,323,686

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	investment income	distributions	ments	of period	value (%) [a]	(in thousands)	net assets (%) [b]	net assets (%)	(%)

Class A

March 31, 2017**	$8.86	.16	(.37)	(.21)	(.16)	(.16)	—	$8.49	(2.36)*	$818,168	.40 *	1.73*	16*

September 30, 2016	8.70	.32	.15	.47	(.31)	(.31)	—	8.86	5.54	910,921	.77[c]	3.59[c]	21

September 30, 2015	8.80	.34	(.10)	.24	(.34)	(.34)	—	8.70	2.78	870,134.75		3.83	16

September 30, 2014	8.44	.35	.35	.70	(.34)	(.34)	—[d,e]	8.80	8.49	903,820.75		4.03	6

September 30, 2013	9.08	.35	(.65)	(.30)	(.34)	(.34)	—	8.44	(3.37)	963,579.74		3.89	10

September 30, 2012	8.59	.37	.48	.85	(.36)	(.36)	—	9.08	10.09	1,151,395.75		4.15	14

Class B

March 31, 2017**	$8.86	.13	(.37)	(.24)	(.13)	(.13)	—	$8.49	(2.67)*	$5,971	.71*	1.42*	16*

September 30, 2016	8.70	.26	.16	.42	(.26)	(.26)	—	8.86	4.87	6,876	1.40[c]	2.96[c]	21

September 30, 2015	8.80	.28	(.09)	.19	(.29)	(.29)	—	8.70	2.13	7,141	1.38	3.20	16

September 30, 2014	8.44	.29	.36	.65	(.29)	(.29)	—[d,e]	8.80	7.81	7,516	1.38	3.41	6

September 30, 2013	9.08	.29	(.64)	(.35)	(.29)	(.29)	—	8.44	(3.99)	9,093	1.37	3.26	10

September 30, 2012	8.59	.31	.48	.79	(.30)	(.30)	—	9.08	9.39	10,912	1.38	3.50	14

Class C

March 31, 2017**	$8.88	.13	(.37)	(.24)	(.13)	(.13)	—	$8.51	(2.74)*	$35,647	.79*	1.34*	16*

September 30, 2016	8.72	.25	.15	.40	(.24)	(.24)	—	8.88	4.70	40,983	1.55[c]	2.80[c]	21

September 30, 2015	8.81	.27	(.09)	.18	(.27)	(.27)	—	8.72	2.08	33,963	1.53	3.05	16

September 30, 2014	8.46	.28	.34	.62	(.27)	(.27)	—[d,e]	8.81	7.51	31,947	1.53	3.25	6

September 30, 2013	9.10	.28	(.65)	(.37)	(.27)	(.27)	—	8.46	(4.13)	36,599	1.52	3.12	10

September 30, 2012	8.61	.30	.48	.78	(.29)	(.29)	—	9.10	9.22	37,468	1.53	3.35	14

Class M

March 31, 2017**	$8.89	.15	(.37)	(.22)	(.15)	(.15)	—	$8.52	(2.49)*	$6,321	.54*	1.59*	16*

September 30, 2016	8.73	.29	.16	.45	(.29)	(.29)	—	8.89	5.22	6,768	1.05[c]	3.30[c]	21

September 30, 2015	8.82	.31	(.08)	.23	(.32)	(.32)	—	8.73	2.59	6,179	1.03	3.55	16

September 30, 2014	8.47	.32	.35	.67	(.32)	(.32)	—[d,e]	8.82	8.04	6,553	1.03	3.75	6

September 30, 2013	9.11	.32	(.64)	(.32)	(.32)	(.32)	—	8.47	(3.64)	6,537	1.02	3.62	10

September 30, 2012	8.61	.34	.50	.84	(.34)	(.34)	—	9.11	9.89	6,555	1.03	3.86	14

Class Y

March 31, 2017**	$8.88	.17	(.37)	(.20)	(.17)	(.17)	—	$8.51	(2.25)*	$49,103	.29 *	1.84*	16*

September 30, 2016	8.72	.34	.15	.49	(.33)	(.33)	—	8.88	5.75	52,776	.55[c]	3.79[c]	21

September 30, 2015	8.81	.36	(.09)	.27	(.36)	(.36)	—	8.72	3.11	39,206.53		4.06	16

September 30, 2014	8.46	.36	.35	.71	(.36)	(.36)	—[d,e]	8.81	8.59	38,575.53		4.24	6

September 30, 2013	9.10	.37	(.65)	(.28)	(.36)	(.36)	—	8.46	(3.15)	27,268.52		4.11	10

September 30, 2012	8.60	.38	.50	.88	(.38)	(.38)	—	9.10	10.43	36,018.53		4.34	14

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to less than $0.01 per share outstanding on December 3, 2013.

The accompanying notes are an integral part of these financial statements.

36 Tax Exempt Income Fund	Tax Exempt Income Fund 37

Notes to financial statements 3/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through March 31, 2017.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of its net assets in tax-exempt investments, which for purposes of this policy exclude investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

38 Tax Exempt Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

Tax Exempt Income Fund 39

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2016, the fund had a capital loss carryover of $31,389,407 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$4,308,422	$5,465,852	$9,774,274	*

6,919,758	N/A	6,919,758	September 30, 2017

13,617,607	N/A	13,617,607	September 30, 2018

1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $854,189,210, resulting in gross unrealized appreciation and depreciation of $51,097,534 and $7,876,053, respectively, or net unrealized appreciation of $43,221,481.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,

0.540%	of the next $5 billion,	0.370%	of the next $50 billion,

0.490%	of the next $10 billion,	0.360%	of the next $100 billion and

0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.218% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest,

40 Tax Exempt Income Fund

taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$308,269	Class M	2,307

Class B	2,289	Class Y	17,607

Class C	13,830	Total	$344,302

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $17,146 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $726, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Tax Exempt Income Fund 41

following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	*	$917,640

Class B	1.00%	0.85%	26,719

Class C	1.00%	1.00%	189,817

Class M	1.00%	0.50%	15,850

Total			$1,150,026

* Equals the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,929 and $175 from the sale of class A and class M shares, respectively, and received $265 and $352 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$149,330,457	$202,654,424

U.S. government securities (Long-term)	—	—

Total	$149,330,457	$202,654,424

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	3,374,283	$28,785,848	11,673,645	$102,921,223

Shares issued in connection with
reinvestment of distributions	1,571,094	13,365,052	3,012,367	26,574,539

	4,945,377	42,150,900	14,686,012	129,495,762

Shares repurchased	(11,397,348)	(97,217,848)	(11,854,653)	(104,367,373)

Net increase (decrease)	(6,451,971)	$(55,066,948)	2,831,359	$25,128,389

42 Tax Exempt Income Fund

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	19,155	$164,831	131,741	$1,161,989

Shares issued in connection with
reinvestment of distributions	10,372	88,252	20,455	180,433

	29,527	253,083	152,196	1,342,422

Shares repurchased	(102,333)	(872,692)	(196,699)	(1,736,734)

Net decrease	(72,806)	$(619,609)	(44,503)	$(394,312)

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	323,060	$2,768,904	1,315,212	$11,629,032

Shares issued in connection with
reinvestment of distributions	54,541	464,945	95,012	840,284

	377,601	3,233,849	1,410,224	12,469,316

Shares repurchased	(804,132)	(6,856,548)	(688,970)	(6,109,276)

Net increase (decrease)	(426,531)	$(3,622,699)	721,254	$6,360,040

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	65,849	$565,075	116,579	$1,028,704

Shares issued in connection with
reinvestment of distributions	12,250	104,532	23,216	205,521

	78,099	669,607	139,795	1,234,225

Shares repurchased	(97,537)	(828,598)	(86,180)	(761,810)

Net increase (decrease)	(19,438)	$(158,991)	53,615	$472,415

	SIX MONTHS ENDED 3/31/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,481,862	$12,652,420	2,571,688	$22,749,891

Shares issued in connection with
reinvestment of distributions	89,692	764,902	154,398	1,366,247

	1,571,554	13,417,322	2,726,086	24,116,138

Shares repurchased	(1,745,048)	(14,926,318)	(1,277,818)	(11,303,358)

Net increase (decrease)	(173,494)	$(1,508,996)	1,448,268	$12,812,780

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Tax Exempt Income Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Tax Exempt Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA041 305780 5/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 26, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 26, 2017